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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 25, 2005

                              CROSSTEX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-50536               52-2235832
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)

          2501 CEDAR SPRINGS, SUITE 600
                  DALLAS, TEXAS                                     75201
     ----------------------------------------                     ----------
     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE.

     On January 25, 2005, Crosstex Energy, Inc. (the "Registrant") issued a press release (the "Press Release") announcing that on February 16, 2005 it will pay a quarterly dividend of $0.39 per share of common stock to its stockholders of record on February 3, 2005. The Press Release also announced that the Registrant has been advised by Yorktown Energy Partners IV, L.P. and Yorktown Energy Partners V, L.P., early investors in the Registrant, that these entities have distributed an aggregate of 699,704 shares of the Registrant's common stock to their limited and general partners, effective January 24, 2005, in accordance with the terms of their respective partnership agreements. A copy of the Press Release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

      EXHIBIT
      NUMBER         DESCRIPTION
      -------        -------------------------------------
      99.1      --   Press release dated January 25, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROSSTEX ENERGY, INC.

Date:  January 25, 2005                By:   /s/ William W. Davis
                                             ----------------------------
                                             William W. Davis
                                             Executive Vice President and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -------------------------------------
99.1      --    Press Release dated January 25, 2005.

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